UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 27, 2020

SPRING VALLEY ACQUISITION CORP.
(Exact name of registrant as specified in its charter)

Cayman Islands (State or other jurisdiction of incorporation or organization)	001-39736 (Commission File Number)	85-2715384 (I.R.S. Employer Identification Number)

2100 McKinney Ave., Suite 1675
Dallas, TX 75201
(214) 308-5230
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbols	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-half of one redeemable warrant	SVSVU	The Nasdaq Capital Market
Class A ordinary shares included as part of the units	SV	The Nasdaq Capital Market
Warrants included as part of the units, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	SVSVW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company        ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.       ☐

Item 8.01.	Other Events.

On November 27, 2020, Spring Valley Acquisition Corp. (the “Company”) consummated an initial public offering (the “IPO”) of 23,000,000 units (the “Units”) at an offering price of $10.00 per Unit and a private placement with Spring Valley Acquisition Sponsor, LLC (the “Sponsor”) of 8,900,000 private placement warrants at a price of $1.00 per warrant. The net proceeds from the IPO together with certain of the proceeds from the private placement, $232,300,000 in the aggregate (the “Offering Proceeds”), were placed in a trust account established for the benefit of the Company’s public shareholders and the underwriters of the IPO with Continental Stock Transfer & Trust Company acting as trustee. Except for the withdrawal of interest or other income to pay income taxes, or upon the redemption by public shareholders of Class A ordinary shares in connection with certain amendments to the Company’s amended and restated memorandum and articles of association, none of the funds held in the trust account will be released until the earlier of (a) the completion of the Company’s initial business combination or (b) the redemption of 100% of the Class A ordinary shares included in the Units and issued by the Company in the IPO, if the Company has not consummated an initial business combination within 18 months from the closing of the IPO, or prior to 24 months from the closing of the IPO, if extended at the Sponsor’s option to extend the period of time to consummate a business combination up to one time, by an additional six months as described in the Company's final prospectus filed with the Securities and Exchange Commission on November 25, 2020, or during any extended time that the Company has to consummate a business combination beyond 24 months as a result of a shareholder vote to amend its amended and restated memorandum and articles of association.

An audited balance sheet as of November 27, 2020 reflecting receipt of the Offering Proceeds has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

Exhibits
99.1	Audited Balance Sheet

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 3, 2020

SPRING VALLEY ACQUISITION CORP.

By:	/s/ Jeffrey Schramm
Name:	Jeffrey Schramm
Title:	Chief Financial Officer